UNITED STATES
                       SECURITES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported): March 22, 2005


                              Multiband Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



           Minnesota                     13529                  41-1255001
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)



        9449 Science Center Drive
          New Hope, Minnesota                                         55428
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code        763-504-3000
                                                    -------------------


             -------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 1.01 Entry into a Material Definitive Agreement

On March 22, 2005, Multiband Corporation (the Company) purchased certain cable subscriber and equipment assets from Ultravision, Inc.


                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:             March 28, 2005              Multiband Corporation


                                              By          James L. Mandel
                                                  -----------------------
                                                  James L. Mandel
                                                  Chief Executive Officer


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

                                                       Exhibit Index

Cable System Acquisition Agreement